                                 FORM 8-K

                    SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                              CURRENT REPORT

                 Pursuant to Section 13 or 15 (d) of the
                     Securities Exchange Act of 1934

Date of Report                August 16, 1996

                      CHANCELLOR CORPORATION
       (Exact Name of Registrant as specified in its charter)

  Massachusetts                2-85329        04-2626079
(State or other jurisdiction  (Commission    (IRS Employer Iden-
 of incorporation)             File Number)   tification No.)

745 Atlantic Avenue, Boston, Massachusetts             02111
(Address of principal executive offices)              (Zip code)

Registrant's telephone number, including area code (617) 728-8500

                               N/A
(Former name or former address, if changed since last report)

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Item 5.        Other Events.

               On August 16, 1996, the Registrant issued a press release announcing its financial results for the three months and six months ended June 30, 1996.

               Reference is made to the press release, a copy of which is attached as an exhibit to this Form 8-K.

Item 7.        Financial Statements, Pro Forma Financial
               Information and Exhibits.

          (c)  Exhibits

               1.   Press release dated August 16, 1996

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                             SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CHANCELLOR CORPORATION



                              By: /s/ Stephen G. Morison
                                  Stephen G. Morison
                                  President and Chief Executive
                                  Officer

edgar8k/3

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                                Exhibit 1

CHANCELLOR                      745 ATLANTIC AVENUE, BOSTON, MA
NEWS RELEASE                                              02111
                                                 (617) 728-8500

                         FOR IMMEDIATE RELEASE

CONTACT:
      Stephen G. Morison            William J. Guthlein
      President and Chief           Vice President, Treasurer
      Executive Officer             and Chief Financial Officer
      (617) 728-8500                (617) 728-8500

      BOSTON-BASED LEASING COMPANY ANNOUNCES SECOND QUARTER RESULTS

      BOSTON, Massachusetts, August 16, 1996, Chancellor Corporation reported net losses of $240,000 and $643,000 ($.05 and $.13 per share) for the three months and six months ended June 30, 1996. This compares with net losses of $677,000 and $1,386,000 ($.11 and $.22 per share) for the same periods last year. The Company's revenues were $1.5 million and $2.9 million for the three months and six months ended June 30, 1996 as compared to $2.0 million and $4.3 million for the corresponding periods in 1995.

                       CONSOLIDATED SUMMARY OF OPERATIONS
                    (In thousands except per share amounts)

                       Three Months             Six Months
                      Ended June 30,           Ended June 30,
                      1996       1995         1996        1995
Revenues             $ 1,521    $ 1,957      $ 2,861     $ 4,292

Net (loss)          ($   240)  ($   677)    ($   643)   ($ 1,386)

Average shares
outstanding            5,136      6,382        5,136       6,382

Net (loss)
per share           ($   .05)  ($   .11)    ($   .13)   ($   .22)

     Founded in 1977, Chancellor Corporation has, in recent years, concentrated on the leasing of transportation equipment. It is also involved in the leasing of aircraft, communications, materials handling and other equipment. Chancellor Corporation's common stock is listed on the OTC Electronic Bulletin Board (symbol "CHCR").

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